EXECUTION COPY -1- Transition Agreement TRANSITION AGREEMENT This Transition Agreement (including the Exhibits attached hereto, this “Transition Agreement”) is effective as of January 1, 2026 (the “Effective Date”) and entered into by and between Jean-Marc Germain (“Executive”) and Constellium US Holdings I, LLC (the “Company”) on the date set forth on the signature page hereof. WHEREAS, by a letter dated as of April 25, 2016, an offer was made by Constellium N.V. (n/k/a Constellium SE) (“Constellium”) and Constellium Rolled Products Ravenswood, LLC (“Ravenswood”) and accepted by Executive, whereby Executive has been employed by the Company’s affiliate, Ravenswood, and, then, by the Company, as Chief Executive Officer of Constellium and its subsidiaries (the “Employment Agreement”); WHEREAS, both Executive and the Company desire and intend to enter into a transition period designed to facilitate a smooth leadership transition for the Constellium Group; WHEREAS, after the transition period, both Executive and the Company desire and intend to amicably sever the employment relationship between them; and WHEREAS, both Executive and the Company have read and understand the terms of this Transition Agreement, and both Executive and the Company have been provided with reasonable opportunities to consult with their respective legal counsel prior to entering into this Transition Agreement; and WHEREAS, capitalized terms used and not defined herein shall have the meaning provided in the Employment Agreement. NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Transition Agreement, the Company and Executive agree as follows: a) Constellium Group. The “Constellium Group” shall mean Constellium and its subsidiaries (including the Company). A reference to the Constellium Group may include all, some, or any of the members thereof. The Constellium Group are third-party beneficiaries of this Transition Agreement and the Release and Supplemental Release attached as Exhibit A. Except as modified herein, Company has assumed and will perform any rights and obligations of Ravenswood under the Employment Agreement. b) Date of Termination. Executive’s employment with the Company will terminate effective as of December 31, 2026, or such earlier date pursuant to the terms hereof (the “Date of Termination”). c) Transition Period. The period from the Effective Date through the Date of Termination shall be the “Transition Period.” As of December 31, 2025, Executive stepped down from his positions as Chief Executive Officer and director of Constellium and from all other positions Executive may have held as an officer, director or employee within the Constellium Group. Executive will promptly execute such documents and take such additional actions as may be necessary or reasonably requested by the Constellium Group to fully effectuate or memorialize the resignation of such positions. EXECUTION COPY -2- Transition Agreement Notwithstanding the foregoing, Executive’s employment shall continue through the Transition Period, during which Executive shall be employed by the Company as a Special Advisor providing strategic advisory support to the management team and Board of Directors of Constellium (the “Board”), assistance with and attending key meetings to ensure the continuity of strategic relationships with stakeholders, including shareholders, investors, regulators, and business partners. During the Transition Period, Executive’s annual Base Salary shall be $557,500 and Executive will remain eligible to participate in the EPA Plan for the fiscal year 2026 with a target bonus opportunity of 140% of Base Salary, with the ultimate payout with respect to such bonus dependent on the Company’s financial and other performance metrics in accordance with the EPA Plan. Executive’s 2026 annual bonus, if earned, shall be paid at the same time such bonuses are paid to similarly situated executives consistent with the payment timing set forth in the EPA Plan. Except as otherwise set forth herein, during the Transition Period, Executive shall continue to receive his current employee benefits as set forth in Section 3(d)-(i) of the Employment Agreement. Executive acknowledges and agrees that he will not receive any equity grants following the date of signature of this Transition Agreement. Prior to accepting a new employment opportunity or any professional activity that will require more than 50% of Executive’s full time and attention, Executive must provide 90 days prior written notice to the Company of his resignation as an advisor and his intent to terminate the Transition Agreement. At any time during the Transition Period, Executive may also provide 90 days prior written notice to the Company to terminate this Transition Agreement. In the event that Executive voluntarily terminates the Transition Agreement by providing such written notice, payment of Executive’s Base Salary and other employee benefits would cease as of the new Date of Termination and Executive’s entitlement under the EPA Plan would be payable pro-rata and up to the new Date of Termination. The Company and Executive may by mutual written agreement shorten the notice period requirements set forth above. During the Transition Period, the Company may terminate Executive’s employment for Cause or without Cause at any time (and the date of such termination shall be considered the Date of Termination for purposes of the Employment Agreement). If Executive’s employment is terminated by the Company without Cause after the Effective Date but prior to December 31, 2026, Executive will continue to receive the Base Salary and remain eligible to participate in the EPA Plan in accordance with the preceding paragraph. For purposes of this Transition Agreement, “Cause” is defined as (i) Executive’s gross negligence or willful misconduct in the performance of his duties (other than any such failure resulting from incapacity due to physical or mental illness); (ii) Executive’s conviction of, or plea of guilty or nolo contendere, to a felony (or the state law equivalent); (iii) Executive’s breach of or failure to perform Executive’s material obligations under the Employment Agreement (as modified herein), including, without limitation, obligations defined in Sections 6 and 7 of the Employment Agreement) or any written agreement entered into between Executive and any member of the Constellium Group; (iv) Executive’s breach of any material legal duty to the Constellium Group; (v) Executive’s failure to follow the lawful and reasonable instructions of the Board; or (vi) Executive’s failure to cooperate in any audit or investigation of the Constellium Group. No act or failure to act on the part of Executive shall be considered “willful” unless it is done, or omitted to be done, by Executive in bad faith or without reasonable belief that Executive’s action or omission was in the best interests of the Company. For purposes of this Transition Agreement, termination of Executive’s employment will not be deemed to be for Cause unless and until the Company delivers to Executive a written notice of the conduct that the Company finds

EXECUTION COPY -3- Transition Agreement constitutes Cause. Except for Cause that by its nature cannot reasonably be expected to be cured, Executive will have ten (10) business days from the delivery of written notice by the Company within which to cure the Cause. d) Transition Benefits. In consideration for Executive’s (i) execution of this Transition Agreement and execution of the release of claims attached hereto as Exhibit A (the “Release”) within 21 days of the Effective Date, (ii) continuing employment with the Company through December 31, 2026 (except as set forth on Exhibit B), (iii) execution, on the Date of Termination or within a period of 21 days thereafter, of the release of claims attached hereto as Exhibit A (the “Supplemental Release”), (iv) non-revocation of the Release and the Supplemental Release, and (v) compliance with the post-employment restrictions set forth in Section 6 of the Employment Agreement, Executive will receive the benefits as specified on the attached Exhibit B, subject to applicable tax withholding (collectively, the “Transition Benefits”). Notwithstanding the foregoing, the Transition Benefits payable upon Executive’s death as set forth on Exhibit B shall be paid to Executive’s surviving spouse or, if Executive has no surviving spouse, Executive’s estate, at the same time and in such amounts as otherwise would have been received by Executive; provided Executive’s surviving spouse or the executor of Executive’s estate, as applicable, executes, and does not revoke, the Supplemental Release (with such changes thereto as the Company deems necessary to reflect that Executive’s surviving spouse or the executor of Executive’s estate, as applicable, and not Executive, is executing such Release). e) Consideration. Executive’s compensation payable under paragraph (c) during the Transition Period and eligibility for the Transition Benefits under paragraph (d) are in full satisfaction of all payment obligations of the Company and its affiliates under the Employment Agreement, the Constellium SE 2013 Equity Incentive Plan (and all awards granted thereunder), the EPA Plan and other compensation arrangements of the Company and its affiliates. Executive expressly waives all rights under Section 5(a) of the Employment Agreement as of and after the Effective Date. Executive shall be entitled to the timely payment of (i) the Accrued Obligations which shall be paid in a lump sum within 30 days following the Date of Termination; and (ii) the Other Benefits, as defined in the Employment Agreement, whether or not Executive signs the Supplemental Release. f) Post-Employment Restrictive Covenants. Executive reaffirms that Executive’s Restrictive Covenants, including any post-employment restrictions, set forth in Section 6 of the Employment Agreement expressly survive termination of Executive’s office, directorship and employment with the Constellium Group, will remain in full force and effect notwithstanding the termination of Executive’s office, directorship and employment with the Constellium Group, and are hereby incorporated by reference into this Transition Agreement. For avoidance of doubt, Executive acknowledges and agrees that 12-month post-employment Restricted Period shall begin on and run from the Date of Termination. Executive acknowledges that breach of any post-employment restrictive covenant in the Employment Agreement, will constitute a breach of this Transition Agreement. Executive recognizes the legitimate business interests of the Company and its affiliates in protecting its goodwill or other business interests and represents that the post-employment restrictions outlined in the Employment Agreement, as modified herein, do not unduly restrict or curtail his legitimate efforts to earn a livelihood in light of the substantial consideration Executive will receive. Additionally, Executive acknowledges and agrees that the term “parties” as used in Section 6(b) of the EXECUTION COPY -4- Transition Agreement Employment Agreement shall mean Executive on the one hand, and the Constellium Group on the other hand, and that the parties’ obligations shall survive the termination of Executive’s employment. g) Indemnification Obligation. The Company reaffirms the obligations set forth in Section 3(j) of the Employment Agreement, as assumed pursuant to Paragraph (a). h) Company Property. Executive affirms that he has, or will have within a reasonable time after the Date of Termination, returned to the Company in reasonable working order all Company Property, as described more fully below. “Company Property” includes equipment, supplies and documents of the Company or the Constellium Group. Such documents may include but are not limited to customer lists, financial statements, cost data, price lists, invoices, forms, passwords, electronic files and media, mailing lists, contracts, reports, manuals, personnel files, correspondence, business cards, drawings, employee lists or directories, lists of vendors, photographs, maps, surveys, and the like, including copies, notes or compilations made therefrom, whether such documents are embodied on “hard copies” or contained on computing or other device, including electronic or cloud storage. Executive further agrees that he will not retain any copies or duplicates of any such Company Property. i) Future Cooperation. Executive agrees that, for a period of 12 months following the Date of Termination, he will fully cooperate with the Constellium Group in effecting an orderly transition of his duties including, without limitation, by making himself available to answer questions posed by the Constellium Group. Executive agrees that he shall, without any additional compensation, respond to reasonable requests for information from the Constellium Group regarding matters that may arise in the Constellium Group’s business. Executive further agrees to fully cooperate with the Constellium Group, its advisors and its legal counsel with respect to any litigation that is pending against the Constellium Group and any claim or action that may be filed against them in the future. Such cooperation shall include making himself available at reasonable times and places for interviews, reviewing documents, testifying in a deposition or a legal or administrative proceeding, and providing advice to the Constellium Group in preparing defenses to any pending or potential future claims against the Constellium Group. Executive and the Constellium Group shall use reasonable and appropriate diligence to schedule such cooperation with due regard for Executive’s then existing professional and personal commitments. The Company agrees to pay/reimburse Executive for his reasonable out-of-pocket expenses incurred as a result of his cooperation with the Constellium Group. j) Taxes. The Company (or its affiliate) may withhold from any amounts payable under this Transition Agreement all taxes and charges, including federal, state, city or other taxes, as the Constellium Group is required to withhold pursuant to any applicable law, regulation or ruling. Notwithstanding any other provision of this Transition Agreement, the Constellium Group shall not be obligated to guarantee any particular tax result for Executive with respect to any payment or benefit provided to Executive hereunder or otherwise, and Executive shall be responsible for any taxes imposed on Executive with respect to any such payment or benefit. All amounts and benefits under this Transition Agreement (including Exhibit B hereof) are intended to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and this Transition Agreement shall be interpreted in accordance this

EXECUTION COPY -5- Transition Agreement intent. Section 8(h) of the Employment Agreement shall apply to the payments and benefits contemplated hereunder. k) Acknowledgements. Nothing in this Transition Agreement prevents Executive from providing, without prior notice to the Company to the extent required by law, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations. Furthermore, no Company policy or individual agreement between the Company and Executive shall prevent Executive from providing information to government authorities regarding possible legal violations to the extent required by law, participating in investigations, testifying in proceedings regarding the Company’s past or future conduct, engaging in any future activities protected under the whistleblower statutes administered by any government agency (e.g., the Equal Employment Opportunity Commission, National Labor Relations Board, Securities and Exchange Commission, etc.) or receiving a monetary award from a government- administered whistleblower award program for providing information directly to a government agency. The Company, on its behalf and on behalf of its affiliates, nonetheless asserts and does not waive its attorney-client privilege over any information appropriately protected by such privilege. l) Nature of Agreement. This Transition Agreement contains the entire agreement between the Company, Constellium Group and Executive regarding Executive’s departure from the Company and the Constellium Group. Provided, however, that during the Transition Period, except as expressly modified herein, the Employment Agreement will continue in full force and effect and, further, that the post-employment covenants of Executive contained in the Employment Agreement will remain in full force and effect after the Date of Termination. This Transition Agreement may not be altered, modified, waived or amended except by a written document signed by a duly authorized representative of the Company and Executive. The headings in this document are for reference only and shall not in any way affect the meaning or interpretation of this Transition Agreement. m) Choice of Law. This Transition Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law analysis or conflicting provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Transition Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Further, to the extent that Executive or the Company is required to initiate legal action to enforce any right or obligation under this Transition Agreement, Executive and the Company agree that any such litigation shall be filed and determined by the United States District Court for the Southern District of New York or the courts of New York; and both Executive and the Company consent to the exclusive personal jurisdiction of such courts. [Signatures on the following page.] EXECUTION COPY [Signature Page to Transition Agreement] CONSTELLIUM US HOLDINGS I, LLC. (successor to Constellium Rolled Products Ravenswood, LLC) By: ________________________________________ Name: Jack Guo Title: President & CFO EXECUTIVE ___________________________________________ Jean-Marc Germain Date: _______________________________ Jean-Marc Germain (Jan 1, 2026 21:14:03 GMT+2)

NAI-5004035143v6 Transition Agreement, Exhibit A Exhibit A Release of Claims (see attached) NAI-5004035143v6 Exhibit A Transition Agreement, Exhibit A Release [Supplemental] Release THIS [SUPPLEMENTAL] RELEASE (the “[Supplemental Release”) is executed by Jean-Marc Germain (“Executive”) for the benefit of Constellium US Holdings I, LLC (the “Company”). WHEREAS, the entering into and non-revocation of this [Supplemental] Release is a condition to Executive’s right to receive certain payments and benefits under the Transition Agreement, dated as of [Month] [XX], 202[X], by and between the Company and Executive (the “Transition Agreement”). Capitalized terms used and not defined herein shall have the meaning provided in the Transition Agreement. NOW, THEREFORE, in consideration for Transition Benefits, to which Executive is not otherwise entitled, and the sufficiency of which Executive acknowledges, Executive represents and agrees, as follows: 1. Release in Full of All Claims. Executive, for himself, his heirs, administrators, representatives, executors, successors and assigns (collectively “Releasers”), hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and the Constellium Group, including but not limited to Constellium SE (f/n/a Constellium N.V.) and Constellium Rolled Products Ravenswood, LLC, and their current and former directors, officers, shareholders, trustees, employees, consultants, independent contractors, representatives, agents, servants, successors and assigns and all persons acting by, through or under or in concert with any of them (collectively “Releasees”), from all claims, rights and liabilities up to and including the date of this Release arising from or relating to Executive’s office, directorship, or employment with the Company or any of its affiliates or the termination thereof and from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected (“Claims”). Executive acknowledges that the Claims released under this paragraph might arise under many different foreign, domestic, national, state, or local laws (including statutes, regulations, other administrative guidance, and common law doctrines), including, but not limited to, the following: (a) Claims of breach of contract, whether express, implied or implied-in-fact, promissory estoppel, wrongful discharge, retaliatory discharge, interference with contractual relations or prospective economic advantage or violation of any duties of good faith and fair dealing; (b) Claims for salary, bonus compensation, incentive compensation, commissions, deferred compensation, premium payments, overtime compensation, stock rights, stock options, vacation, paid time off, sick leave, family leave, medical leave, fringe benefits or remuneration of any kind arising out of or relating to Executive’s employment by the Company through the [date of this Release]/[Date of Termination]; (c) Claims under or pursuant to the Americans with Disabilities Act, as amended, the Age Discrimination in Employment Act, as amended (the “ADEA”), Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Equal Pay Act, United States Presidential Executive Orders 11246 and 11375, 42 U.S.C. § 1981, as amended, the Family and Medical Leave Act, the Sarbanes-Oxley Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information Nondiscrimination Act, and the Fair Labor Standards Act (including Claims for salary, bonus compensation, commissions,

NAI-5004035143v6 2 Transition Agreement, Exhibit A Release deferred compensation or remuneration of any kind), as well as any other federal law, statute, ordinance, rule, regulation or executive order relating to employment and/or discrimination in employment, and/or any Claims to attorneys’ fees or costs under such statutes and laws; (d) Claims under the Maryland Fair Employment Practices Act, the Health Care Worker Whistleblower Protection Act, the Maryland False Claims Act, the Maryland Parental Leave Act, the Maryland Healthy Working Families Act, the Medical Information Discrimination Law, all claims arising under Title 20 of the State Government Article of the Maryland Annotated Code that may be legally waived, and any other Claims under any Maryland statutes, as well as any other state or local law, statute, ordinance, rule, regulation or executive order relating to employment and/or discrimination in employment, and/or any Claims to attorneys’ fees or costs under such statutes and laws; (e) Claims for intentional torts, negligence, negligent or intentional infliction of emotional distress, personal, emotional or physical injury, fraud, defamation, libel, slander, misrepresentation, violation of public policy, invasion of privacy, or any other statutory or common law tort theory of recovery; and (f) Claims arising under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or pertaining to ERISA-regulated benefits, including any claims for severance pay, welfare benefits, unvested retirement benefits or other remuneration or benefits of any kind or character. 2. Unknown Claims. Executive acknowledges that Executive is releasing claims that Executive may not know about, and that Executive does so with knowing and voluntary intent. Executive expressly waives all rights that Executive may have under any law that is intended to protect Executive from waiving unknown Claims. Executive further acknowledges that Executive understands the significance of doing so. 3. No Claims Filed. Executive affirms that, as of the date of execution of this [Supplemental] Release, Executive has filed no lawsuit, charge, claim or complaint with any governmental agency or in any court against the Company or any of the other Releasees. 4. Exclusions for Certain Claims. Notwithstanding the foregoing, Executive and the Company agree that this [Supplemental] Release specifically excludes (i) Executive’s rights and the Company’s obligations under the Transition Agreement, (ii) applicable statutory rights to indemnification for actions taken within the scope of his employment and his service as an officer or director of the Company or any of its affiliates, which shall include the availability of all insurance coverage that may apply to such claims, and (iii) claims that may not, as a matter of law, be released. Further, Executive and the Company agree that nothing herein shall be construed to prevent Executive from enforcing rights, if any, under ERISA to recover any vested benefits or instituting any action to enforce the terms of this [Supplemental] Release. 5. Government Investigations. The parties agree that nothing in this [Supplemental] Release shall be construed to prohibit Executive from filing a charge with the Equal Employment Opportunity Commission (hereinafter “EEOC”) to enforce the ADEA and other laws, the Securities Exchange Commission or other similar governmental agency, or from participating in investigations with such entities. However, Executive acknowledges that by executing this [Supplemental] Release, Executive waives his right to seek or accept individual remedies or monetary damages in any such action NAI-5004035143v6 3 Transition Agreement, Exhibit A Release or lawsuit arising from such charges or investigations, or in connection with any complaint or charge that Executive may file with an administrative agency, including, but not limited to, reinstatement, back pay, front pay, damages, attorneys’ fees or experts’ fees, except with respect to any monetary recovery under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002 or Section 21F of the Securities Exchange Act of 1934. Executive further agrees that if any person, organization or other entity should bring a claim against the Releasees involving any matter covered by this [Supplemental] Release, Executive will not accept any personal relief in any such action, including damages, attorneys’ fees, costs and all other legal or equitable relief. Executive further understands that nothing contained herein is intended to interfere with or discourage Executive’s good faith disclosure to any governmental entity regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and nothing contained herein waives or releases Executive’s right to receive money for disclosing such information to a government agency. Executive further understands that Executive will not be subject to retaliation by the Company for a disclosure made pursuant to this paragraph. 6. ADEA/OWBPA Waiver and Acknowledgement. Executive and the Company desire and intend that this [Supplemental] Release comply with the terms of the Older Workers’ Benefit Protection Act. Accordingly, Executive acknowledges that Executive has been advised of the following rights: (a) Executive understands that state and federal laws, including the AGE DISCRIMINATION IN EMPLOYMENT ACT, prohibit employment discrimination based upon age, sex, race, color, national origin, ethnicity, religion, or disability. Executive further understands and agrees that, by signing this [Supplemental] Release, Executive agrees to waive any and all such claims and releases the Company from any and all such claims. (b) Executive acknowledges that Executive has been advised in writing to consult with an attorney and has been provided with a reasonable opportunity to consult with an attorney concerning the terms and conditions of this [Supplemental] Release prior to signing this [Supplemental] Release, which contains a general release and waiver of claims. (c) Executive acknowledges that the Transition Benefits being provided to Executive pursuant to the terms of the Transition Agreement constitute benefits to which Executive otherwise would not be entitled, and that Executive has been provided with adequate and valuable consideration for signing this [Supplemental] Release. (d) Executive acknowledges that Executive has at least TWENTY-ONE (21) DAYS after receiving this [Supplemental] Release to consider whether to sign this [Supplemental] Release. (e) Executive acknowledges that, in the event that Executive signs this [Supplemental] Release, Executive has another SEVEN (7) DAYS to revoke it. To revoke this [Supplemental] Release, Executive must deliver a written notice of revocation to [], prior to 5 PM Eastern Time on the seventh day after signing this [Supplemental] Release. THIS [SUPPLEMENTAL] RELEASE SHALL NOT BECOME EFFECTIVE UNTIL AFTER THE EXPIRATION OF THIS SEVEN (7) DAY PERIOD.

NAI-5004035143v6 4 Transition Agreement, Exhibit A Release 7. Governing Law. This [Release/ Supplemental Release] will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law analysis or conflicting provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this [Release/ Supplemental Release], even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Further, to the extent that Executive or the Company is required to initiate legal action to enforce any right or obligation under this [Release/ Supplemental Release], Executive and the Company agree that any such litigation shall be filed and determined by the United States District Court for the Southern District of New York or the courts of New York; and both Executive and the Company consent to the exclusive personal jurisdiction of such courts. 8. Severability. The provisions of this [Supplemental] Release are severable, and if any part or portion of it is found to be invalid or unenforceable, the other paragraphs shall remain fully valid and enforceable. The waiver of a breach of any of the provisions of this [Supplemental] Release shall not operate or be construed as a waiver of any other provision of this [Supplemental] Release or a waiver of any subsequent breach of the same provision. 9. Voluntary Execution. Executive acknowledges that Executive is executing this [Supplemental] Release voluntarily and of Executive’s own free will and that Executive fully understands and intends to be bound by the terms of this [Supplemental] Release. Further, Executive acknowledges that Executive received a copy of this [Supplemental] Release on [Month] [XX], 202[X], that Executive has carefully read and fully understands all of the provisions and effects of this [Supplemental] Release; that Executive has been advised to consult with an attorney prior to executing this [Supplemental] Release; that Executive participated in the creation of and is voluntarily entering into this [Supplemental] Release; and that neither the Company nor its affiliates, agents or attorneys have made any representations or promises as to the terms or effects of this [Supplemental] Release other than those contained in this [Supplemental] Release. 10. No Assignment of Claims. Executive represents and warrants that Executive has not previously assigned or purported to assign or transfer to any person or entity any of the claims or causes of action herein released. THIS [SUPPLEMENTAL] RELEASE SHALL BECOME EFFECTIVE AND ENFORCEABLE ON THE EIGHTH DAY FOLLOWING ITS EXECUTION BY EXECUTIVE, PROVIDED HE DOES NOT EXERCISE HIS RIGHT OF REVOCATION AS DESCRIBED ABOVE. IF EXECUTIVE FAILS TO SIGN AND DELIVER THIS [SUPPLEMENTAL] RELEASE OR REVOKES HIS SIGNATURE, THIS [SUPPLEMENTAL] RELEASE WILL BE WITHOUT FORCE OR EFFECT, AND EXECUTIVE SHALL NOT BE ENTITLED TO THE TRANSITION BENEFITS. [Signature on Following Page] Transition Agreement, Exhibit A [Signature Page to Release] IN WITNESS WHEREOF, Executive has executed and delivered this [Supplemental] Release on the date set forth below. Dated: _____________________________ _________________________________ Name: Jean-Marc Germain Acknowledged and Agreed: CONSTELLIUM US HOLDINGS I, LLC. By:__________________________ Name: Jack Guo Title: President & CFO

Exhibit B Transition Benefits As determined by the Board, Executive shall remain eligible to vest in his outstanding equity awards in accordance with the terms of the applicable award agreements, as supplemented, where appropriate, pursuant to the Board’s determination, as follows: 1. If Executive’s employment is terminated by the Company without Cause prior to March 9, 2026, the Board has waived the applicable continued service condition beyond such termination date, so that Executive will remain eligible to vest in the restricted stock units (“RSUs”) and performance stock units (“PSUs”) granted to him in 2023 (the “2023 LTIP Awards”) on their originally scheduled vesting date of March 9, 2026 and, with respect to the PSUs, based on actual performance. 2. If Executive remains employed through December 31, 2026, or if Executive’s employment is terminated by the Company without Cause prior to December 31, 2026, the Board has waived the applicable continued service condition beyond such end of employment/termination date, so that Executive will remain eligible to vest in (a) a pro rata portion (34/36) of the RSUs and PSUs granted to him in 2024 (the “2024 LTIP Awards”) and (b) a pro rata portion (22/36) of the RSUs and PSUs granted to him in 2025 (the “2025 LTIP Awards”), in each case on the originally scheduled vesting date and, with respect to the PSUs, based on actual performance. 3. If Executive voluntarily resigns prior to December 31, 2026, the Board has waived the applicable continued service condition beyond such resignation date, so that Executive will remain eligible to vest in (a) a pro rata portion of the 2024 LTIP Awards and (b) a pro rata portion of the 2025 LTIP Awards calculated through Executive’s actual Date of Termination, in each case on the originally scheduled vesting date and, with respect to the PSUs, based on actual performance. 4. If Executive’s employment terminates as a result of his death or as a result of Permanent Disability prior to the end of the Transition Period, the terms of the definitive grant documents with respect to the LTIP Awards will apply. 5. The definitive grant documents with respect to each of the 2023 LTIP Awards, the 2024 LTIP Awards and the 2025 LTIP Awards (collectively, the “LTIP Awards”) will remain in full force and effect in accordance with all of the terms and conditions thereof, as supplemented by this Exhibit B. For the avoidance of doubt, (a) the settlement date for each LTIP Award shall continue to be as set forth in Section 8 of the applicable award agreement, taking into account the requirements of Section 409A and (b) the vesting terms set forth above shall apply regardless of whether a Change in Control (as defined in the applicable award agreement) occurs prior to the end of the Transition Period.